B 5 (Official Form 5) (12/07)

UNITED STATES BANKRUPTCY COURT

Northern District of Texas

INVOLUNTARY PETITION

IN RE (Name of Debtor – If Individual: Last, First, Middle) Harry Neal McMillan	ALL OTHER NAMES used by debtor in the last 8 years (Include married, maiden, and trade names.)
Last four digits of Social-Security or other Individual's Tax-I.D. No./Complete EIN (If more than one, state all.): XXX-XX-6616	
STREET ADDRESS OF DEBTOR (No. and street, city, state, and zip code) 533 Coyote Road Southlake, Texas COUNTY OF RESIDENCE OR PRINCIPAL PLACE OF BUSINESS Tarrant ZIP CODE 76092	MAILING ADDRESS OF DEBTOR (If different from street address) 533 Coyote Road Southlake, Texas ZIP CODE 76092

LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR (If different from previously listed addresses)

CHAPTER OF BANKRUPTCY CODE UNDER WHICH PETITION IS FILED

✓ Chapter 7 ☐ Chapter 11

INFORMATION REGARDING DEBTOR (Check applicable boxes)

Nature of Debts (Check one box.)	Type of Debtor (Form of Organization)	Nature of Business (Check one box.)
Petitioners believe: ✓ Debts are primarily consumer debts ☐ Debts are primarily business debts	✓ Individual (Includes Joint Debtor) ☐ Corporation (Includes LLC and LLP) ☐ Partnership ☐ Other (If debtor is not one of the above entities, check this box and state type of entity below.) ____________________	☐ Health Care Business ☐ Single Asset Real Estate as defined in 11 U.S.C. § 101(51)(B) ☐ Railroad ☐ Stockbroker ☐ Commodity Broker ☐ Clearing Bank ☐ Other

VENUE	FILING FEE (Check one box)
✓ Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District. ☐ A bankruptcy case concerning debtor's affiliate, general partner or partnership is pending in this District.	✓ Full Filing Fee attached ☐ Petitioner is a child support creditor or its representative, and the form specified in § 304(g) of the Bankruptcy Reform Act of 1994 is attached. *[If a child support creditor or its representative is a petitioner, and if the petitioner files the form specified in § 304(g) of the Bankruptcy Reform Act of 1994, no fee is required.]*

PENDING BANKRUPTCY CASE FILED BY OR AGAINST ANY PARTNER OR AFFILIATE OF THIS DEBTOR (Report information for any additional cases on attached sheets.)

Name of Debtor	Case Number	Date
Relationship	District	Judge

ALLEGATIONS
(Check applicable boxes)

1. ✓ Petitioner (s) are eligible to file this petition pursuant to 11 U.S.C. § 303 (b).
2. ✓ The debtor is a person against whom an order for relief may be entered under title 11 of the United States Code.

3.a. ✓ The debtor is generally not paying such debtor's debts as they become due, unless such debts are the subject of a bona fide dispute as to liability or amount;

or

b. ☐ Within 120 days preceding the filing of this petition, a custodian, other than a trustee receiver, or agent appointed or authorized to take charge of less than substantially all of the property of the debtor for the purpose of enforcing a lien against such property, was appointed or took possession.

COURT USE ONLY

B 5 (Official Form 5) (12/07) – Page 2

Name of Debtor Harry Neal McMillan

Case No. ______________

TRANSFER OF CLAIM

☐ Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents that evidence the transfer and any statements that are required under Bankruptcy Rule 1003(a).

REQUEST FOR RELIEF

Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition. If any petitioner is a foreign representative appointed in a foreign proceeding, a certified copy of the order of the court granting recognition is attached.

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

x [signature] Signature of Petitioner or Representative (State title) Thomas Aigner 12-20-11 Name of Petitioner Date Signed Name & Mailing Address of Individual Signing in Representative Capacity: 5033 Comstock Circle, Keller, TX 76248	x [signature] Signature of Attorney Date Richard M. Roberson, Gardere Wynne Sewell LLP Name of Attorney Firm (If any) 1601 Elm St., Ste. 3000, Dallas, TX 75201 Address (214) 999-3000 Telephone No.
x ____ Signature of Petitioner or Representative (State title) Name of Petitioner Date Signed Name & Mailing Address of Individual Signing in Representative Capacity	x ____ Signature of Attorney Date Name of Attorney Firm (If any) Address Telephone No.
x ____ Signature of Petitioner or Representative (State title) Name of Petitioner Date Signed Name & Mailing Address of Individual Signing in Representative Capacity	x ____ Signature of Attorney Date Name of Attorney Firm (If any) Address Telephone No.

PETITIONING CREDITORS

Name and Address of Petitioner	Nature of Claim	Amount of Claim
Thomas Aigner, 5033 Comstock Circle, Keller, TX 76248	Judgment	$3,088,722.64
Name and Address of Petitioner	Nature of Claim	Amount of Claim
Name and Address of Petitioner	Nature of Claim	Amount of Claim
Note: If there are more than three petitioners, attach additional sheets with the statement under penalty of perjury, each petitioner's signature under the statement and the name of attorney and petitioning creditor information in the format above.		Total Amount of Petitioners' Claims

____ continuation sheets attached

BTXN 091 (rev. 12/09)

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS

In Re: Harry Neal McMillan Debtor(s)	§ § § §	Case No.: 11–47029–dml7 Chapter No.: 7

STANDING SCHEDULING ORDER REGARDING INVOLUNTARY CASES

A conference regarding entry of an **ORDER FOR RELIEF** has been scheduled in the above titled case on **January 18, 2012 at 12:00 P.M. at Room 128, US Courthouse, 501 W. Tenth Street, Fort Worth, TX 76102**. The Petitioning Creditor(s) and Alleged Debtor(s) are required to appear.

PART I. INSTRUCTIONS

1. The Petitioning Creditor(s) is responsible to ensure proper notice and shall serve the following on the Alleged Debtor(s): 1) a copy of this **ORDER**; 2) a fully completed **SUMMONS TO DEBTOR IN INVOLUNTARY CASE** form; and 3) a copy of the **PETITION**. The Petitioning Creditor(s) shall file a **RETURN** on the **SUMMONS TO DEBTOR** with a **CERTIFICATE OF SERVICE** which shall provide the name(s) and address(es) of each Alleged Debtor served and the manner of service.

2. Additional copies of the **PETITION** shall be filed in the number prescribed by the Clerk.

3. The Clerk shall issue one original **SUMMONS TO DEBTOR** form which shall be conformed by the Petitioning Creditor(s) for service on multiple Alleged Debtor(s).

4. All exhibits, except for impeachment documents, are to be marked with exhibit labels and exchanged with opposing counsel. When practicable, a copy of the marked exhibits shall be furnished to the Court. Parties will file a stipulation on which exhibits can be admitted without further proof, except for relevance.

5. The Court will consider the imposition of appropriate sanctions in the event of non–compliance with this Scheduling Order.

PART II. SCHEDULE OF REQUIREMENTS AND DEADLINES

1. All cases scheduled for this **CONFERENCE** shall be prepared to discuss issues and trial setting, unless an Order Rescheduling the Conference has been entered by the Court prior to the conference.

2. Federal Rules of Bankruptcy Procedure 1010 requires that the **SUMMONS TO DEBTOR** be served with a copy of the **PETITION**. Federal Rules of Bankruptcy Procedure 7004(e) requires service of the **SUMMONS** be made within 14 days of issuance. The Court also directs that a copy of this **ORDER** be served with the **SUMMONS** and **PETITION**.

3. The Court further directs compliance with the following:

a. **A Joint Pre-Conference Statement shall be filed.** This document will contain all of the following and be incorporated in **one document**. The document is to be signed by all attorneys representing Petitioning Creditor(s) and Alleged Debtor(s).

1) **For the Petitioning Creditor(s):**

A statement of facts in support of entry of an **ORDER FOR RELIEF** and the evidence relied on to establish each of the facts contended.

2) **For the Alleged Debtor(s):**

A statement of facts in opposition to entry of an **ORDER FOR RELIEF** and the evidence relied on to establish each of the facts contended.

3) **For All Parties:**

- The date, time and location of counsels' meeting(s);
- A statement of stipulated facts;
- Each party's Statement of Contested Facts and Legal Issues; and
- A list of all motions, including dispositive motions, expected to be filed or that have been filed.

b. **At Docket Call for this Conference**, all parties and their counsels must certify to full compliance with this Order.

DATED: 12/22/11

FOR THE COURT:
Tawana C. Marshall, Clerk of Court

by: /s/S Maben, Deputy Clerk